                                                                    EXHIBIT 10.7
                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT made and entered into this 1st day of December, 1999, by and between NIMROD CORP. having an address of 143 West Washington Avenue, Alpena. Michigan hereinafter referred to as "Lessor," and MICHIGAN COMMUNITY BANCORP LIMITED having an address of 43850 Schoenherr, Sterling Heights, Michigan; hereinafter referred to as "Lessee"; Witnesseth: .

         1. Premises. the Lessor, in consideration of the rents hereinafter reserved, and the covenants, conditions and agreements herein contained by the Lessee to be kept, observed and performed, does hereby lease unto the Lessee, and the Lessee does hereby hire and take from the Lessor, those certain parcels of real estate and the buildings and improvements located thereon which are situated in the City of Algonac, County of St. Clair, and State of Michigan, commonly known as 800 Pointe Tremble Road, which parcels of real estate are more particularly described as Parcel A an Exhibit A attached hereto. The use and occupancy under this Lease Agreement of such described parcels of real estate, buildings and improvements shall be subject to all restrictions, easements, zoning ordinances, building and use restrictions, and alt other laws, ordinances, rulings or regulations which are applicable to, and affect the use of, the leased premises. The described parcels of real estate, together with all buildings and building equipment, structures, improvements, machinery, equipment and fixtures, pavement, walks, fences, shrubbery and landscaping, now or hereafter located upon the said described parcels of real estate, except furniture and furnishings, movable trade fixtures and other property belonging to the Lessee, are hereinafter collectively referred to as the "Leased Premises".

         2. Lease Term. The term of this lease shall be for a period of 10 years commencing on December 1, 1999 and expiring on November 30, 2009 subject to renewal under the provisions of Paragraph 25.

         3. Lease Purposes. The Leased Premises shall be used and occupied by the Lessee solely for the operation of a bank or similar financial institution ('the "stated use"), and for no other purpose with out the prior written consent of the Lessor. All signs and advertising displayed in and about the Leased Premises should be such only as advertise the business being conducted upon the Lease Premises, and such shall comply with applicable laws and regulations

         4. Condition of Premises. The Lessee acknowledges that it has inspected, or caused to be inspected, the Leased Premises, including the heating, electrical and plumbing systems in the Leased Premises; and Lessee accepts the Leased Premises in the present condition thereof, subject to all faults of every kind and nature whatsoever whether the same be latent or patent, and Whether the same shah be now or hereafter existing. The Lessee acknowledges that it has not relied on any express or implied representation of the Lessor or: any person acting on behalf of the Lessor as to the condition of the Leased Premises.

         5. Net Lease. It is the specific agreement and express intention of the Lessor and the Lessee that the rental sums herein specified and reserved shall be absolutely net to the Lessor in each year during the term of this lease, and that all costs, expenses and obligations of every kind which arise out of this Lease Agreement or which are directly related to and arise out of the use and occupancy of the Leased Premises, (except as to those customary administrative expenses borne by the Lessor, the attorney fees of the Lessor, except those occasioned by or arising out of an event of default of the Lessee, and the income taxes payable by the Lessor which are not separately assessed or levied solely by reason of this Lease Agreement or the rents derived herefrom or the relationship of the parties as Lessor and Lessee) shall be paid by the Lessee; and the Lessee shall indemnify and hold harmless the Lessor from and against all such costs, expenses and obligations. The further provisions hereinafter specifically set forth as to payment of sums by the Lessee to the Lessor shall not be construed nor considered by way of limitation upon the provisions of this paragraph.

         6. Rental. The Lessee hereby covenants and agrees to pay to the Lessor for the Leased Premises during the lease term a Stated Rental on the first day of each month during the lease term. Payment shall be made to the Lessor at such place as the Lessor may from time to time designate in writing. The Stated Rental shall be:

         Year 1-5       $45,000.00/year $3,750.00/month
        Year 6-10       $49,500.00/year $4,125.00/month
Option Year 11-15       $54,450.001year $4,537.50/month

Lessor shall grant Lessee a rent abatement for a period of six (fi) months, from the date hereof. Said abatement period is to allow Lessee to procure appropriate municipal approvals and building permits.

         7. TAXES, ASSESSMENTS AND UTILITIES. In addition to the rents reserved for payment by the Lessee to the Lessor under the provisions of Paragraph 6; above, Lessee agrees to pay as additional rent for the Premises all taxes and assessments, general and special, all water rates and all other governmental impositions which may be levied on the Premises or any part thereof, or on any building or improvements at any time situated thereon, during or pertaining to the Term and any extensions thereof. All such taxes, assessments, water rates and other impositions will be paid by Lessee before they become delinquent. Further, Lessee will provide Lessor with a photostatic copy of the paid bills evidencing payment thereof.

The property taxes and assessments for the first and last years of the Term or any extension thereof, will be prorated between Lessor and Lessee so that Lessee will be responsible for any such tax or assessment attributable to the period during 'Which Lessee has possession of Premises. The so-called "due date" method of proration will be used.

         In the event that during the Term, or any extension thereof, the real property taxes levied or assessed against the Premises are reduced or eliminated,: whether the cause is a judicial determination of unconstitutionality, a change in the nature of the: taxes imposed or otherwise, and there is levied, assessed or otherwise imposed on the Lessor, in substitution for all or part of the tax thus reduced or eliminated, a tax (the "Substitute Tax") which imposes a burden upon Lessor by reason of its ownership of the Premises, then to the extent 4'f such burden the Substitute Tax will be deemed a real estate tax for purpose of this paragraph.

         Lessee agrees to pay all charges made against the Premises for gas, heat, electricity, and all other utilities as and when due during the continuance of this Lease.

         8. INSURANCE PREMIUMS. Lessee, at its sole expense, will obtain and maintain at all times until termination of this Lease and surrender of the. Premises to Lessor, a primary policy of insurance covering the Premises and providing the : insurance protection described in this Paragraph- The primary policy will insure the Improvements, as defined herein (but not any personal property, fixtures or equipment of Lessee) for full replacement cost against loss of fire, with standard extended risk coverage, vandalism, malicious mischief, sprinkler leakage and all other risk perils. The named insured will be Lessor, Lessor's mortgagee, and Lessee, only. The initial amount of this insurance will be in an amount equal to full replacement costs.

         The liability coverage under the primary policy will name Lessor and Lessor's mortgagee as additional insured parties, and well provide comprehensive general public liability insurance including blanket contractual coverage against claims for or arising out of bodily injury, death or property damage, occurring in, on or about the Premises or property in, on or about the streets, sidewalks or properties adjacent to the Premises- The limits of coverage will be, initially, if dual limits are provided, not less than Two Million Dollars,($2,000,000.00) with respect to injury or death of a single person, not less than Two Million Dollars, ($2,000,000.00) with respect to any one occurrence and not less than one Million Dollars, ($1,000,000.00) with respect to any one occurrence of property damage, or in the alternative, a combined single limit policy in the amount of Two Million Dollars, ($2,000,000.00), and thereafter in such reasonably appropriate increased amounts as may be mutually determined. Provided however, that the amount of coverage will not be increased mare frequently than at one year intervals. The policy will contain cross-liability endorsements.

         The insurance policy or policies to be provided by Lessee hereunder shall be issued by an insurance company or companies legally authorized to do such business in the State of Michigan, and having at least an "A" rang. Each policy procured by Lessee under this Paragraph must provided for at least thirty
(30) days' written notice to Lessor of any... cancellation. The original policy or policies will be delivered by Lessee to Lessor prior to the effective date thereof, together with receipts evidencing payment of the premiums; therefor. Lessee wilt deliver certificates of renewal for such policies to Lessor at least thirty (30) days prior to the expiration dates thereof. The insurance provided by Lessee under this Section may maybe in the form of a blanket insurance policy covering other properties as well as the Premises. Provided however, that any such policy or policies of blanket insurance must (i) specify therein, or Lessee must furnish Lessor with a written statement from the insurers under such policy or policies specifying, the amount or the total insurance allocated to the Premises, which amounts will not be less than the amounts required herein, and
(ii) such amounts so specified must be sufficient: to prevent Lessor or Lessor's mortgagee from becoming a co-insurer within the terms of -the applicable policy or policies, and (iii) that any such policy or policies of blanket insurance must, as to the Premises, otherwise comply as to endorsements and coverage with the other provisions of this Section-

         Except with respect to the insurance required herein, neither Lessor nor Lessee may take out separate insurance concurrent in form or contributing in the event of loss with that required. under this Section unless Lessor and Lessee are included herein as, the insured payable as provided in this Lease. Each party will notify the other immediately of the placing of any such insurance.

         If Lessee fails to provide all or any of the insurance: required by this Paragraph, or subsequently fails to maintain such insurance in accordance with the requirements of this Paragraph, Lessor may (but will not be required to) procure or. renew such insurance, and any amounts paid by Lessor for such insurance will be additional rental due and payable on or before the next Rent Day, together with late charges as provided in hereinbefore.

         In the event of loss under any policy or policies provided by Lessee to Lessor under this Paragraph, other than the liability policy required Herein, the insurance proceeds will be payable to Lessor or Lessor's mortgagee and Lessee; thereafter, such insurance proceeds shall constitute e trust fund for the repair and/or restoration of the Premises.

         9. TIMELY RENTAL PAYMENT. The Lessee shall pay these sums in advance, on or before the first (1st) day of each calendar month, during the term hereof, commencing on the Rent Commencement Date- If the Rent Commencement Date falls on 6 date other than the first day of a month, minimum rent shall be prorated for the balance of such month on a per diem basis.

         If any installment of rent due hereunder is not paid in good funds and received by Lessor within five (5) days after when such payment was due, Lessee agrees to pay without further demand of notice, in addition to rents and other charges due hereunder, a late charge equal to eve (5%) percent of the amount outstanding. Such, late charges will be due and payable as additional rent on or before the next Rent Day. Notwithstanding the foregoing, Lessor will waive the late charge if Lessee establishes that the payment was mailed prior to the due date for the payment.

         Any default in the payment of rent, late charges or other sums will not be considered cured unless and until the late charges and interest due hereunder are paid by the Lessee to the Lessor. If Lessee defaults in paying such late charges; Lessor will have the same remedies as an default in payment of rent. The obligation hereunder to pay late charges will exist in addition to, and not in the place of, the other default provisions of this Lease.

         10. GUST OF USE OF LEASED PREMISES. The Lessee shall use the Leased Premises and each and every part thereof, and the facilities, machinery and equipment thereon located, at its sole cost and expense, and the Lessee shall pay or cause to, be paid all charges for gas, electricity, light, heat, power, telephone, maintenance, landscaping services, and other services used, rendered or supplied for, or in connection with, the use of the Leased Premises, and each and every part thereof, when the same shall be due and without penalty. The Lessee shall pay and discharge, before the same shall become delinquent in payment, al! taxes assessed and levied as to the Lessee's personal property.

         11. ALTERATIONS. The Lessee shad not make any alterations, changes, additions or improvements to the Leased Premises without the Lessor's written consent, which consent shall not be unreasonably withheld; and all alterations, changes, additions or improvements made by either of the parties hereto upon the Leased Premises, except moveable furniture and furnishings and trade fixtures placed or installed upon the Leased Premises at the expense of the Lessee, shall become the property of the Lessor and shall remain upon and be surrendered with the Leased Premises upon the expiration of this lease or any renewal term thereof, or any sooner termination thereof.

         12. MECHANIC'S LIENS. The Lessee shall not do or suffer anything to be done whereby the Leased Premises may become encumbered by any mechanics or other lien, or by order for the payment of money; and whenever and as often as any mechanic's lien purporting to be far labor, material or services furnished or to be furnished to the Lessee, or other lien or order for the payment of money (except such as are based upon the acts or the omissions of the Lessor) shall be filed against or as to the Leased Premises; the Lessee shall, at its own cost and expense, cause the same to be discharged and canceled of record within thirty (30) days subsequent to the date of filing thereof, or within such shorter period of time as may be required to protect the Lessors title to the Leased Premises. The Lessee covenants and agrees to indemnify and to save harmless the Lessor from and against any and all costs, expenses, claims, loses or damages resulting from or by reason of the foregoing.

         13. REPAIRS, MAINTENANCE AND REPLACEMENTS. Except as otherwise provided in paragraphs 16 and 17 the Lessee covenants and agrees that it, at its sole expense and cast and during the continuation of the lease term, make currently such repairs, maintenance, restoration, and replacement as are required to keep and place the Leased Premises in good condition and repair and in good operating order, including (but not by way of limitation) the following: landscaping, sidewalks, paved surfaces, -' heating and air conditioning systems and equipment, electrical fixtures and wiring, plumbing 'and sewer equipment and systems, doors, interior and exterior walls, floors, ceilings, plate plate glass and windows. The Lessee shall undertake and do periodic painting and general refurbishing of all structures so as to maintain the Leased Premises at all times in an attractive and clean condition. In the 6ent that the Lessee shall fail to undertake and to comply with any of the foregoing requirements within thirty (30) bays subsequent to delivery of written demand therefor made by the Lessor, the Lessor shall have the right to undertake the same and charge the cost thereof to the Lessee as Additional Rental. Upon the expiration or termination of the lease term, or upon the event of Lessee's default under this Lease Agreement, or should the Lessee surrender possession or abandon the Leased Premises, the Lessor may (notwithstanding the necessity of any written demand or the time limitation hereinbefore set forth, and in order to secure to the Lessor the performance of the Lessee's obligations hereunder) charge the Lessee as Additional Rental that sum which is the reasonable estimation by the Lessor of the cost to make and complete repairs to the Leased Premises which are the Lessee's obligations hereunder and the Lessor shall, within a reasonable time after the charge made to the Lessee of such Additional Rental, undertake to make said repairs and shall refund to the Lessee any such Additional Rental Which is in excess of the actual cost of such repairs. In the event that the cost of such actual repairs shall exceed the amount of such Additional Rental paid by the Lessee, the Lessee hereby covenants and agrees that it will forthwith pay to the Lessor, as Additional Rental, such additional money so as to fully reimburse to the Lessor the amount of such costs.

         14. COMPLIANCE WITH GOVERNMENT ORDERS: The Lessee covenants and agrees that it will at all times conduct its activities upon the Leased Premises in a lawful and orderly manner and in conformity with the applicable municipal ordinances and the laws of the State of Michigan, and of the United States of America, and that it will at call times keep arid maintain the Leased Premises in a thoroughly clean and sanitary condition. The Lessee shell, at its sole expense and cost, promptly comply with ail rules, orders and regulations of any municipal, state and federal government, and of any and all other departments and bureaus and those of any ether competent authority applicable to the Leased Premises. The Lessee shall, at its sole expense and cost, promptly comply with all laws, rules, orders, regulations and requirements of the Board of Fire Underwriters, and Board of Health, or of any similarly constituted body. Upon failure to so comply with any of the foregoing requirements, the Lessor may after thirty (30) days written notice delivered to the Lessee of its intention so to do, comply with the same for and on account of the Lessee, and the cost of such compliance undertakers by the Lessor shall be paid by the Lessee to the Lessor upon demand.

         15. INDEMNITY FOR LIABILITY. The Lessee Covenants and agrees to protect, defend, indemnify, and hold and save harmless the Lessor, and the successors and assigns of Lessor, from and against any and all losses, costs, damages, expenses, demands or claims, whether groundless or not, arising or allegedly arising out of Lessee's use or possession of the Leased Premises or out of the actual or alleged defaults or failures of the Lessee in the performance of the obligations which it has agreed to, covenanted fore or assumed under the provisions of this Lease Agreement, including (but not limited to) bodily or personal injury sickness or disease (including death resulting at any time therefrom) which may be sustained or claimed by any person or persons, or the damage or destruction of any property; including. the loss of use thereof, and arising or allegedly arising out of Lessee's possession or se of the Leased Premises and based upon any sale, joint or concurrent act or omission, negligent or otherwise, of,

                  (i) the Lessee or any of the Lessee's employees, agents or servants;

                  (ii) any other person or persons employed by Lessee or invited onto the Leased Premises by Lessee or by any employees, agents or servants of such other person or persons; or,

                  (iii) any other person or persons, including Lessor, its employees, agents, or servants, excepting only the adjudication by a court of competent jurisdiction that the Lessor, or an employee, agent, or servant of Lessor, is or are guilty of active or sole negligence with regard to the cause of bodily or personal injury, sickness or disease (including death resulting at any time therefrom) of any person or persons, or the damage or destruction of any property.

         With respect to all of the foregoing, the Lessee, shall, at its sole expense and cost, defend any claim and any suit, action or proceeding which may be commenced with respect thereto, and the Lessee shall pay any and all judgments which may be recovered in any suits, actions, or proceedings, and any and all expense, including (but not limited to) costs, attorneys' fees and settlement expenses which may be incurred with respect thereto, and excepting only a judgment based upon the sole and active negligence of the Lessor or its employee, agent or servant.

         Lessor will indemnify Lessee and hold Lessee harmless against all losses, damages, costs and expenses, including reasonable attorney fees, resulting from any breach of any warranty, representation, or covenant contained in this agreement, which is caused by the Lessor.

         16. EMINENT DOMAIN. If the entire Leaded Premises shall be appropriated and taken for any public or quasi-public use or purpose by reason of tie exercise of the power of eminent domain or condemnation, this Lease Agreement, and the applicable term thereof herein provided, shall terminate on that date on which title to the Leased Premises shall vest in the taking authority, and all rentals payable hereunder shall be prorated to such date of termination. If a portion of the Leased Premises shall be so taken by exercise the power of eminent domain or condemnation, and if the remaining part of the Leased Premises not so taken shall be insufficient for the reasonable operation of the Lessee's business, then either of the parties may cancel or terminate this Lease Agreement arid the applicable term thereof, at arty time within thirty (30) days subsequent to the date of the vesting of title in the taking authority as to the portion of the Leased Premises so taken, provided, however, that the party electing to so cancel or terminate this Lease Agreement shall deliver, within said limited time, to the other party its written notice of cancellation or termination of this Lease Agreement; and all rentals payable hereunder shall be prorated to the effective date of cancellation. In the event of such partial appropriation of the Leased Premises and the lack of any cancellation or termination of this: Lease Agreement, the Lessee shall continue in possession of that part of the Leased Premises not: so appropriated under the same terms and conditions hereof, except that in such case the Lessee shall be entitled to an equitable reduction in the Stated Rental payable hereunder. In any case of such appropriation of a part or all of the Leased Premises the damages awarded for any such! taking, (except damages awarded for the value of trade fixtures and furniture of the Lessee loss. or Lessee's business goodwill and relocation expenses recoverable by Lessee), shall belong to and shall be the property of the Lessor, whether such damages shall be awarded a compensation for diminution in the value to the leasehold or to the fee title of the Leased Premises, or for the improvements to the Leased Premises made by the Lessee. If the Lessee shall continue in possession under the terms and conditions of this Lease Agreement upon any partial appropriation of the Leased Premises, the Lessor shall promptly perform all work and furnish all materials necessary to restore and create as a whole architectural unit that portion of the building improvements (and, of the machinery and equipment which are an integral part thereof) orb that part of the Leased Premises not so taken.

         17. DAMAGE OR DESTRUCTION OF BUILDINGS. If rind whenever during the term of this lease, or any renewal term thereof, the building or buildings situated upon the Leased Premises shall be destroyed or damaged by fire or other casualty, the a policy as to which is insured by the provisions of the standard fire and extended coverage insurance policy hereinbefore described and provided for, then and in every such event:

         a. If the damage or destruction shall be such that in the opinion of the Lessor, stated in writing and delivered to the Lessee not later than thirty
(30) days subsequent to delivery of written notice by the Lessee to the Lesssor of the happening of such damage or destruction, the same cannot be repaired with reasonable diligence within one hundred twenty (120) days after the date of such Written statement of opinion, then the Lessee (and either the Lessor or Lessee, if such event shall occur during the last 12 months of the lease term) may within ten (10) days next succeeding the date of the Lessor's written statement of opinion as described, terminate this Lease Agreement acrd the lease term hereunder by giving to the other party notice in writing of such termination; and upon such event this Lease Agreement and the lease term hereunder shall thereupon cease and be at an end, and the rentals and all other payments for which the Lessee is liable for payment under the provisions of this Lease Agreement shall a apportioned and paid in full to the date of such damage or destruction. In the event that the lease term and Lease Agreement shall not be so terminated, then the Lessor shall repair the damaged or destroyed building or buildings with all reasonable diligence and the Stated Rental shall abate from the date of the occurrence of such damage or destruction and until such shall be repaired to the extent of enabling the Lessee to use and occupy the Leased Premises.

         b. If the damage or destruction shall be such that in the opinion of the Lessor, stated in writing and delivered to Lessee 61 r later than; thirty
(30) days subsequent to delivery of written notice by Lessee t Lessor of the happening of such damage or destruction, the same can be repaired with reasonable diligence within one hundred twenty (120) days after the date of such written statement of opinion, then the Lessor shall repair, to the condition and nature existing prior to such happening, the damaged or destroyed building or buildings with all reasonable diligence arid the Stated Rental shall abate from the date of the occurrence of such damage or destruction and until the same shall be repaired to the extent of enabling the Lessee to use and occupy the Leased Premises. Notwithstanding the statement of such opinion made by the Lessor the Lessor shall not be liable to the Lessee if the Lessor shall not actually complete the repair of said damage or destruction within the said period of one hundred twenty (120) days if the Lessor shall have proceeded diligently with such repair work.

         c. If, in the written statement of opinion of the Lessor, the damage or destruction can be repaired with reasonable diligence within one hundred twenty
(120) days after the date of such written statement of opinion and the damage or destruction is such that the Leased Premises are capable of being partially used for the stated use of the Lessee during the repair period and until such damage has been repaired, the Stated Rental shall abate in the same proportion as that part; of the or buildings which is rendered unfit for occupancy by such damage or destruction, bears to the whole of said damaged building or buildings.

The Lessor hereby waives all claims which it might snake against the Lessee for the loss or the damages to the building or buildings situated upon the Leased Premises caused 6y fire or casualty insured against loss under the provisions of the stand rd fire and extended coverage insurance policies hereinbefore described, regardless of the cause of such loss or damage, including loss or damage resulting from the negligence of the Lessee; its agents, servants or employees.

         18. ASSIGNING AND SUBLETTING. If not in default in its performance of any of the terms, conditions, agreements, and covenants contained grid set forth in this Lease Agreement, the Lessee may, but only with the written consent of, the Lessor (which consent will not be unreasonably withheld by the Lessor), assign this Lease Agreement or sublet the Leased Premises or any portion thereof; provided, however, that no use of the Leased Premises under and during the period of any assignment or subletting shall be: such as would be more detrimental to the Leased Premises than the stated use, nor more hazardous than the stated use on account of fire or other risks to the Leased Premises, nor for a use which would create wear and tear to the Leased Premises more extensive than that occasioned by the stated use. Notwithstanding any such assignment or subletting, the Lessee shall remain as the principal obligor to the Lessor under all of the terms, conditions, agreements, and; covenants of this Lease Agreement; and the acceptance of an assignment of this Lease Agreement or the subletting of the Leased Premises by any assignee or sublessee shall be construed as a promise on the part of such assignee or sublessee to be bound by and to perform all the terms, conditions, agreements, and covenants by which the Lessee herein is bound.

         19. MORTGAGE OF LEASED PREMISES. This Lease Agreement is, and shall be, subject and subordinate to all mortgages which may now or hereafter affect the Leased Premises, or the title thereto, and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, that any mortgage executed by the Lessor after the date hereof shall provide that the Lessee shall have the right of occupancy of the Leased Premises under the provisions of this Lease Agreement for the term and any renewal term hereof; so long as Lessee shall not be in default under the provisions hereof. In confirmation off such subordination, the Lessee covenants and agrees to execute and deliver upon d mar such further instrument or instruments subordinating this Lease Agreement to the lien of any such mortgage or mortgages as shall be requested by the Lessor, or by any mortgagee or proposed mortgagee. Lessee hereby irrevocably appoints Lessor as the attorney-in-fact of the Lessee Id, execute and to deliver any such instrument or instruments for and in the name of the Lessee if the Lessee shall fail, after ten (10) days' written notice of request for execution, to execute any instrument of subordination tendered to the Lessee. The Lessee further covenants and agrees to e6cute upon demand such further instrument or instruments (including cancellation and re-execution of this Lease Agreement as a sub-lease necessary to create a sub-lease of the Leased Premises t4 Lessee upon the same terms and conditions as are provided herein upon the event that the Lessor shah effect a sale and a leaseback of the Leased Premises.

         20. ENVIRONMENTAL COMPLIANCE.

                  a. The following terms shall have the following meanings herein:

                           (1) "Environmental Laws" shall mean all laws and regulations of the United States, the State of Michigan, and any other Governmental Authority relating the Leased Premises and any part thereof, including without limitation the Resources Conservation Recovery Act, 42 U.S.C. Section 6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act, 42, U.S.C.
         Section 9601 seq., and any common law theory, such as nuisance or strict liability, as any of the foregoing may be amended from time to time.

                           (2) "Governmental Authority" shall mean any agency, board, bureau, commission, department or body of any municipal, county, state or federal government unit, or any subdivision thereof.

                           (3) "Hazardous Substance" shall mean any matter giving rise to liability or other obligation under any Environmental Law, and shall also include petroleum products and oil or used oil.

                           (4) "Release" shall have the meaning set forth in 42 U.S.C. Section 9601, as such may be amended or replaced from time to time.

                           (5) "Solid Waste" shall have the meaning set forth in 40 C.R.F. Section 261.2,as such may be amended or replaced from time to time.

                  (b) Lessee shall not cause or permit any Hazardous Substance or other dangerous toxic substance or any Solid Waste to be: generated, manufactured, refined, dandled, processed, produced or Released on the Leased Premises except in compliance with all applicable Environmental Law.

                  (c) Lessee shall promptly provide Lessor with copies of all communications, permits or agreements with any Governmental Authority or any private entity relating in any way to the generation, manufacture, refining, transportation, treatment, storage, disposal, handling, processing, production or Release at the Leased Premises.

                  (d) Lessor and Lessor's agents and employees shall have the right, but not the obligation, to enter the Leased Premises, upon prior written notice to Lessee, and conduct appropriate tests for the purpose of ascertaining that Lessee complies with all Environmental Laws. Upon written request by Lessor, Lessee shall provide Lessor with copies of the results of appropriate tests of air, water, soil to demonstrate that Lessee complies with all applicable Environmental Laws.

                  (e) If the presence on or in the Leased Premises or any part thereof, or the generation, manufacture, refining, transportation, treatment, storage, disposal, handling, processing, production or Release at the Leased Premises of any Hazardous Substance or other dangerous toxic substance or Solid
Waste: (I) gives rise to liability (including but not limited to, a response action, remedial action, or removal action) under any Environmental Law, (ii) causes a significant public health effect, or (iii) pollutes or threatens to pollute the environment, Lessee shall promptly take any and all remedial and removal action necessary to clean up the Leased Premises and mitigate exposure to liability arising from the Hazardous Substance or other dangerous toxic substances or Solid Waste, whether or not required by law if caused by Lessee.

                  (f) Without limiting Lessee's obligations elsewhere in this Lease Agreement, Lessee shall indemnify, defend and hold! Lessor harmless from all damages, casts, fines, penalties, liability, losses, expenses (including, but not limited to, actual attorneys' fees and engineering fees) arising from or attributable to any breach by Lessee of any of its obligations, warranties or representations in this paragraph 20. The provisions of this paragraph 20 shall survive expiration or sooner termination of this Lease.

         21. DEFAULT. If (in addition to any other, incidents of default specified herein),

         (i) the Leased Premises shall become vacant, abandoned, or not used for a continuous period of ten (10) days while the same are suitable for use by the Lessee;

         (ii) Lessee shall not have possession of all of the Leased Premises by reason of dispossession, padlocking or sealing off the premises by any officer, court, or agency of any local, municipal, state or federal government for a continuous period of ten (10) days while the same are suitable for use by the Lessee;

         (iii) the Lessee's estate or interest in the Leased Premises, whether the whole or partially, shall be transferred by or under any execution, process or operation of law, assignment or otherwise, any such transfer to include but not necessarily to be limited to any collateral security devise (and a transfer shall be deemed to have been made upon execution of the appropriate instrument), dissolution or winding-up of Lessee or Lessee's business entity, the initiation of such articles of dissolution or note of dissolution or winding-up under the meaning of this ease Agreement;

         (iv) the Lessee shall file a voluntary petition in bankruptcy in any court, or shall be adjudicated a bankrupt therein, or: an; involuntary petition in bankruptcy in any court shall have been filed against Lessee and such petition shall not have been withdrawn or dismissed within thirty (30) days after Lessor's notice of its intent to terminate this Lease Agreement by reason of such petition, or Lessee shall enter into an arrangement or plan under the jurisdiction of any court, or Lessee shall, be declared bankrupt or insolvent according to law or equity by the ruling of any court of retard and of competent jurisdiction, or any receiver; trustee or other court appointed official shall manage or control the business and property of the Lessee, or any assignment shall be made creditors;

         (v) the Lessee shall fail, within ten (10) days after delivery of written notice to pay any installment of Stated Rental charge when the same are requires Lessee's property for the benefit of days after delivery of written notice to, or any Additional Rental, or any other to be paid hereunder;

         (vi) the Lessee shall default in its obligation to make repairs to the Leased Premises within thirty (30) nays after the notice provided under Paragraph 12;

         (vii) the Lessee shall default in its performance of any of the other terms, conditions, agreements and covenants by the Lessee to be kept and performed under the provisions of this Lease Agreement and such default shall continue for a period of thirty ( 30) days, after delivery to the Lessee by the Lessor of written notice of such default.

then, the Lessor shall, without prejudice to any other remedies available to the Lessor, have the option to terminate this Lease Agreement and to declare the same and the term thereof to be forfeited and canceled upon written notice thereof delivered to the Lessee personally or by certified mail; and such termination and cancellation shall be effective, and the lease term shall terminate, upon the date of personal delivery of such notice; or upon the date of postmark of the mailing of such written notice.

         a. In the event that this Lease Agreement shall be terminated and canceled by the Lessor pursuant to the provisions of this paragraph, the Lessor shall have the right to re- enter and repossess itself of the Leased Premises; with or without process of law, using such force as may be necessary to remove all persons or chattels therefrom without being liable to any prosecution, or for any damages, by reason of such re-entry. The Lessee hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of the eviction or dispossession of the Lessee for any cause, or in the event of the Lessor obtaining possession of the Leased Premises, by reason of the Lessee's violation or failure to perform any of the terms, covenants and conditions of this Lease Agreement, or otherwise. The term, "re-enter", as used herein, is used in its broadest sense and not restricted to a technical legal meaning; and re-entry by the Lessor for purposes of repair, inspection or securing the Leased Premises in any manner shall not be deemed to be acceptance of a surrender by Lessee for a termination of this Lease Agreement.

         b. The Lessor specifically reserves to itself all remedies granted to it at law or in equity far any circumstance or situation arising under this Lease Agreement, and no remedy specified or granted herein shall preclude the Lessor from any such other remedy. In the event of a breach or threatened breach by the Lessee of any of the covenants or terms or provisions of this Lease Agreement to be performed by it, the Lessor shall have the right of injunction and the right to invoke any penalty at allowed at law or in equity as if reentry, summary proceedings and other remedies were herein provided for.

         c. In the event that this Lease Agreement shall be terminated as hereinbefore provided, or by summary proceedings or otherwise, or if the Leased Premises, or any part thereof, shall be abandoned by the Lessee, Lessee the Lessor may in its own name but as a agent for the Lessee if the Lease Agreement be Agreement be terminated, relent the whole period of time equal to, or greater, or less than the remainder of the term effective under this Lease Agreement for any which it may deem suitable and satisfactory, deem appropriate. In no event shall the Lessor be under any obligation to re-let the Leased Premises for any use other than that described hereinbefore as the stated use, or to any tenant which the Lessor, in the exercise of reasonable discretion, shall deem to be objectionable. The Lessor shall not in any event be required to pay the Lessee any sums received by the Lessor upon a re-letting of the Leased Premises which are in excess of any of the rentals reserved in this Lease Agreement. In the event that this Lease Agreement shall be terminated by summary proceeding, or otherwise, or if the premises are abandoned and become vacant, and whether or not the Leased Premises shall be re-let, the Lessor shall be entitled to recover from the Lessee, and the Lessee shall pay to the Lessor, in addition to any damages caused to be sustained by Lessor upon the breach or default of the Lessee in the terms, conditions, agreements or covenants of this Lease Agreement, as well as any consequential damages in any way arising from such breach or default, the following.

         (1) An amount equal to all expenses, if any, including reasonable attorneys' fees, incurred by the lessor in recovering possession of the Leased Premises, and all reasonable cost and charges for the care of the Leased Premises while vacant, which damages shall be due and payable by the Lessee to the Lessor at such time or times as such expenses are incurred by the Lessor; and,

         (2) An amount equal to the amount of all Stated Rental and Additional Rental reserved under this Lease Agreement, less the net rent, if any, collected by the Lessor upon the re-letting of the Leased Premises. The Lessor may, at its option, accelerate the payment of the total amount of Stated Rental and Additional Rental due during the entire remainder of the effective term under this Lease Agreement, and upon written notice of such acceleration, all such amounts shall become immediately due and payable. If the Lessor shall accelerate such rentals and the same shall be paid by the Lessee to the Lessor, then the Lessor shall pay to the Lessee semi-annually the amount of net rental actually received during the six-month period prior to each such payment. If the Lessor shall not accelerate the payment of the Stated Rental and the Additional Rental hereunder, then the Lessor reserves the right to collect such Stated Rental and such Additional Rental, less net rental, if any, collected upon re-letting., upon the several days on which the Stated Rental and the Additional Rental preserved under this Lease Agreement would be due and payable. The net rent collected upon re-letting by the Lessor above referred to, shall be computed by deducting from the gross rents collected all expenses incurred by the Lessor in connection with the re-letting of the Leased Premises or any part thereof, including broker's commissions and the cost of repairing, renovating or remodeling the Leased Premises for such re-letting.

         22. BAR TO CONSTRUCTIVE WAIVER. The failure of the Lessor to insist, in any one or more instances, upon the strict performance of any of the terms, conditions, agreements and covenants of this Lease Agreement, or to exercise any option herein conferred, shall not be considered as a waiver or relinquishment for the future of any such terms conditions, agreements, or covenants, or any such option, but the same shall continue and-shall remain in full force and effect. Neither the acceptance of the keys nor any other act or thing done by the Lesser, or by any agent, servant, or employee of the Lessor, during the term hereof shall be deemed an acceptance of the surrender of the Leased Premises, excepting only a written document of such acceptance executed by the Lessor. The receipt of any payment of rent, or any part hereof, Whether the rent receipt be as to that specifically reserved or that which may become payable under any of the covenants herein contained, or whether the same be received from the Lessee or, from anyone claiming under or through the Lessee, or otherwise, shall not be deemed to operate as a waiver of the rights of the Lessor to enforce the payment of rent or charges of any kind previously due or which may thereafter become due, or the right to terminate this Lease Agreement, or td recover possession of the Leased Premises by summary proceedings or otherwise,, or to exercise any of the rights or remedies reserved to the Lessor hereunder or Which the Lessor may have at law or in equity.

         23. SEVERABILITY. Should any covenant, agreement, condition, term or provision of this Lease Agreement be declared illegal, invalid, or Unenforceable by any court, political body or any other entity having competent jurisdiction, such declaration,: whether in the form of a statute, decree, judgment, ruling, or order, shelf not affect the validity of this Lease Agreement as a whole nor any part hereof not specifically declared to be illegal, invalid or unenforceable. Should the particular application of any covenant, agreement, condition, term or provision of this Lease Agreement be declared illegal, invalid or unenforceable by any court, political body, or any other entity having competent jurisdiction, such declaration, whether in the form of a statute, decree, judgment, ruling or order, concerning such illegal, invalid or unenforceable application shall not affect the validity of this Lease Agreement as a whole, nor that covenant, term, agreement or provision and any other of its possible valid application.

         24. NOTICES. Any notice, bill, statement-or communication which the Lessor may desire or be required to give or deliver to the Lessee, halt be deemed sufficiently given, delivered and rendered if in writing, delivered to the Lessee personally, or delivered by registered or certified mail addressed to the Lessee at the Leased Premises, or at the last known business address of the Lessee; and the time of the rendition of such bill or statement, and of the giving of such notice or communication, shall be deemed to be the time when the same is personally delivered to the Lessee, or postmarked as having been mailed by registered or certified mail. Any notice by the Lessee to the Lessor must be served by registered or certified mall addressed to the Lessor at its address first above stated, or at such other address as the Lessor may designate by written notice.

         25. LESSOR'S RIGHT TO INSPECT AND SHOW PREMISES: The Lessor may, during the term of this Lease Agreement, at reasonable times and during usual business hours, enter upon the Leased Premises to view and inspect the same. The Lessor may show the Leased Premises, only during usual business hours and upon 24 hours prior notice, during the period of ninety (90) days next preceding the expiration of the specified term, to others for the purpose of rental or sale of the same, and may affix to any suitable part of the Leased Premises a notice "For Lease" or "For Sale" thereof.

         26. OPTION TO RENEW.

         a. GRANT OF OPTION. The Lessor herein grants to the Lessee an option to renew this tease for one successive term of five (5) years: from and after the expiration of the term of this Lease Agreement, provided, however, chat the Lessee shall give Lessor written notice of intention to exercise said option on or before not less than nine (9) months prior to the expiration of the then effective term hereof; said notice to be given by certified mail addressed to Lessor at the last address of which Lessor has given written notice to the Lessee- If such option to renew is not exercised within the time so limited, then such option shall be of no further force or effect.

         b. LEASE TERMS UPON RENEWAL. If Lessee shall effectively exercise its option to renew the term of this Lease Agreement in accordance with the provisions of the foregoing Subparagraph a, then the same terms and conditions set forth herein shall be applicable to the term of said renewal, except that the rental payable during such renewal term shall be in the amount as stated in.

         27. COVENANT OF TITLE. The Lessor covenants that it has lawful title and right to make this Lease Agreement for the term aforesaid, and that it will defend the Lessee in the enjoyment and peaceful possession of the Leased Premises during said terms so long as the Lessee shall not be in default in performing the terms, conditions, covenants by the Lessee under the provisions of this Lease Agreement, subject, however, to the provisions hereinbefore set forth in Paragraph 19.

         28. BINDING EFFECT OF LEASE UPON PARTIES. The conditions, covenants, agreements and terms in this Lease Agreement contained to be kept and performed by the parties hereto shall be binding upon said respective parties, and upon their respective heirs, successors and assigns.

         29. EFFECT OF HOLDING OVER. Any holding over by the Lessee after the termination of this Lease Agreement shall not operate to extend or renew this Lease Agreement or the term thereof unless there shall be a written agreement executed by the parties and providing for such extension or renewal; and in case of holding over by the Lessee without such written agreement, the Lessor may terminate the Lessee's occupancy at any time or consider such Lessee's occupancy as being a tenancy from month to month.

         30. SECURITY DEPOSIT. Lessee has deposited with Lessor a security deposit in the amount of Three thousand seven hundred fifty dollars, ($3,750) upon execution of this Lease, as security performance of Lessee's obligation hereunder. If Lessee fails to pay rent or other charges due hereunder, or fails to perform any other obligation under this Lease, Lessor may use, apply or retain all or any portion of the security deposit for the payment of any rent or other charge in default, or for the payment of any other sum for which Lessor may, become obligated by reason on Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby.

         Within five (5) days after written demand, Lessee shall deposit cash with Lessor in an amount sufficient to restore said security deposit to its original amount, and Lessee's failure to do so shall be a material breach of this lease. Lessor shall not be required to keep the security deposit in a separate account.

         If Lessee performs all of its obligations hereunder, the security deposit, or so much thereof as has not been applied by Lessor, shall be returned without payment of interest to Lessee (or at Lessor's option, to the assignee of any Lessee interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises.

          31. FEDERAL DEPOSIT INSURANCE CORPORATION REQUIREMENT. Notwithstanding any other provisions contained in this Lease, in the event (a) Lessee or its successors or assignees become insolvent or bankrupt, or if it or their interests under this Lease: shall be levied upon or sold under execution or other legal process, or (b) the depository institution then operating on the Premises is closed, or taken over by any depository institution supervisory authority ("Authority), Lessor may, in either such event, terminate this Lease only with the concurrence of any Receiver or Liquidator appointed by such Authority. Provided, that in the event this Lease is terminated by the Receiver or Liquidator, the maximum claim of Lessor for rent damages, or indemnity for injury resulting from the termination, rejection, or abandonment of the unexpired Lease shall by law in no event be in an amount greater than the amount aqua) to all accrued and unpaid rent to the date of termination.

         32. EASEMENT AGREEMENT. The Lessor and Lessee herein agree, if legally permissible, to grant mutual cross easements for the limited purpose of ingress and egress over and across the West side of the property described in Exhibit A, for the benefit of both parties. The specific location and description of said easement will be attached to this Lease, by amendment, at the time the easement is constructed. and Lessee herein agree, if legally permissible,

IN WITNESS WHEREOF, each of the parties hereto his executed this Lease Agreement as of the day and year first above written.

WITNESSES                                        NIMROD CORP.


________________________________            ______________________________
                                            W.J.  SEFTON, ITS PRESIDENT, LESSOR

                                            MICHIGAN COMMUNITY BANCORP LIMITED

__________________________                  BY_____________________________
                                            DAVID A. MCKINNON, ITS CHAIRMAN
                                            PRESIDENT/CEO, LESSEE